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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 2001

                       AMERICAN BIOGENETIC SCIENCES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-19041                             11-2655906
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      (Commission File Number)           (I.R.S. Employer Identification No.)

 1375 Akron Street, Copiague, New York                        11726
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (631) 789-2600
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.           OTHER EVENTS

         On August 28, 2001, Biotechnology Value Fund, L.P. and certain of its affiliates (collectively, "BVF") made an additional approximately $2 million investment in American Biogenetic Sciences, Inc. pursuant to a Securities Purchase Agreement between us dated as of August 23, 2001. In exchange for BVF's investment, ABS agreed to:

- BVF's purchase of 3,333 shares of our newly designated Series B Convertible Preferred Stock at a price of $.60 per share and purchase of the related five year Series B Warrants to purchase 3,333,000 shares of our Common Stock at an exercise price of $1.00 per share;

- the amendment of certain of the terms of the previously issued Series A Convertible Preferred Stock and related Series A Warrants to conform them to the Series B Preferred Stock and Series B Warrants; and

-    issue to BVF a Revenue Participation Note.

         In connection with the foregoing, BVF granted us rights to redeem the Series A Preferred Stock and Series B Preferred Stock and to cancel related Series A Warrants and Series B Warrants in proportion to payments under the Revenue Participation Note.

         In connection with the completion of the transactions under the Securities Purchase Agreement, we entered into various related agreements dated August 28, 2001 with BVF. As a condition of increasing its aggregate investment in us to approximately $5 million, BVF required ABS to issue to it the Revenue Participation Note, under which we agreed to pay BVF 25% of any royalties we actually receive under a January 2000 Exclusive License Agreement with Abbott Laboratories, up to a ceiling of $25 million in payments under the Revenue Participation Note. However, we were given the right, each time we make payments under the Revenue Participation Note, to redeem a percentage of the Series A Preferred Stock and Series B Preferred Stock and the related Series A Warrants and Series B Warrants which equals the percentage of the $25 million ceiling which the payments we made under the Revenue Participation Note constitute.

         We granted BVF a security interest in the percentage of the royalty payments to which it is entitled in order to secure our obligations under the Revenue Participation Note.

         We also granted BVF certain demand and piggyback registration rights with respect to the Series B Preferred Stock and Series B Warrants, and amended the terms of the registration rights previously granted to the Series A Preferred Stock and Series A Warrants in March 2000 to conform to the terms applicable to the Series B.

         The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the Securities Purchase Agreement, the Certificate of Amendment to Amended and Restated Certificate of Incorporation, the form of Amended and Restated Series A Warrant, the form of Series B Warrant, the Registration Rights Agreement, the Revenue Participation Note, the Security Agreement and the Call Option Agreement attached as exhibits to this Form 8-K.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   FINANCIAL STATEMENTS

                  Not applicable.

            (b)   PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

            (c)   EXHIBITS

                  4.1 Securities Purchase Agreement, dated as of August 23, 2001, by and among American Biogenetic Sciences, Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. Investment 10, L.L.C. and BVF Investments, L.L.C.

                  4.2 Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated August 28, 2001.

                  4.3 Registration Rights Agreement, dated as of August 28, 2001, by and among American Biogenetic Sciences, Inc., Alfred J. Roach, Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. Investment 10, L.L.C. and BVF Investments, L.L.C.

                  4.4 Form of Amended and Restated Series A Warrant issued pursuant to the Securities Purchase Agreement.

                  4.5 Form of Series B Warrant issued pursuant to Securities Purchase Agreement.

                  4.6     Revenue Participation Note, dated August 28, 2001.

                  4.7 Security Agreement, dated August 28, 2001, between American Biogenetic Sciences, Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. Investment 10, L.L.C. and BVF Investments, L.L.C.

                  4.8 Call Option Agreement, dated August 28, 2001, between American Biogenetic Sciences, Inc. and the Investors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           AMERICAN BIOGENETIC SCIENCES, INC.

Dated:  September 18, 2001

                                           By: /s/ Josef C. Schoell
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                                              Josef C. Schoell
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

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